                                                                   Exhibit 10(b)


                                                                  EXECUTION COPY

================================================================================


                           ELDER-BEERMAN MASTER TRUST

                            SERIES 2000-1 SUPPLEMENT

                            Dated as of May 19, 2000

                                      among

                       THE EL-BEE RECEIVABLES CORPORATION,

                                 AS TRANSFEROR,

                            THE EL-BEE CHARGIT CORP.,

                                  AS SERVICER,

                                       and

                             BANKERS TRUST COMPANY,

                                   AS TRUSTEE


================================================================================

                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DESIGNATION
     Section 1.01.  Designation...................................................................................1

                                   ARTICLE II

                                   DEFINITIONS

     Section 2.01.  Definitions...................................................................................2

                                   ARTICLE III

                    RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

     Section 3.01.  Revolving Period Daily Principal Allocations.................................................14
     Section 3.02.  Allocation of Collections of Principal Receivables...........................................14
     Section 3.03.  Allocation of Collections of Finance Charge Receivables......................................15
     Section 3.04.  Excess Spread................................................................................17
     Section 3.05.  Investor Charge-Offs.........................................................................18
     Section 3.06.  Reserve Account..............................................................................19
     Section 3.07.  Hedge Agreement..............................................................................20
     Section 3.08.  Principal Collection Account.................................................................20

                                   ARTICLE IV

                             DISTRIBUTIONS AND REPORTS TO INVESTOR CERTIFICATEHOLDERS

     Section 4.01.  Servicer Deposits............................................................................21
     Section 4.02.  Distributions................................................................................21
     Section 4.03.  Annual Certificateholders' Tax Statement.....................................................22
     Section 4.04.  Transferor's or Servicer's Failure to Make a Deposit or Payment..............................22

                                    ARTICLE V

                                    COVENANTS

     Section 5.01.  Covenants of the Servicer....................................................................23

                                   ARTICLE VI

                     SERIES 2000-1 EARLY AMORTIZATION EVENTS

     Section 6.01.  Series Early Amortization Events.............................................................24
     Section 6.02.  Trustee's Monitoring Obligations.............................................................26

                                   ARTICLE VII

                                  MISCELLANEOUS

     Section 7.01.  Reassignment and Transfer Terms..............................................................27
     Section 7.02.  Assignment by Conduit Purchasers or Committed Purchasers.....................................27
     Section 7.03.  No Assignability by Transferor and Servicer; Transferor's Liability..........................27
     Section 7.04.  Ratification of Pooling and Servicing Agreement..............................................27
     Section 7.05.  Amendments...................................................................................27
     Section 7.06.  No Obligations under Swap Agreement..........................................................28
     Section 7.07.  Counterparts.................................................................................28
     Section 7.08.  Governing Law. Etc...........................................................................28
     Section 7.09.  No Petition..................................................................................29


                                    EXHIBITS
                                    --------

EXHIBIT A-1                Form of Class A Certificate
EXHIBIT A-2                Form of Subordinated Transferor Certificate

                  This is the SERIES 2000-1 SUPPLEMENT, dated as of May 19, 2000 (this "SUPPLEMENT"), among THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as Transferor (the "TRANSFEROR"), THE EL-BEE CHARGIT CORP., an Ohio corporation, as Servicer (the "SERVICER"), and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee (the "TRUSTEE"), to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, the Servicer and the Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT").

                  All capitalized terms not otherwise defined herein are used herein as defined in the Pooling and Servicing Agreement.

                  Pursuant to Section 6.09 of the Pooling and Servicing Agreement, the Transferor, the Servicer and the Trustee may at any time and from time to time enter into a supplement to the Pooling and Servicing Agreement for the purpose of authorizing the delivery of one or more Series of Certificates by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication.

                  Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.


                                   ARTICLE I

                                   DESIGNATION

                  Section 1.01. DESIGNATION.

                  (a) There is hereby created a Series of Investor Certificates to be issued in two classes pursuant to the Pooling and Servicing Agreement and this Series Supplement and to be known together as the "SERIES 2000-1 CERTIFICATES". The two classes shall be designated the Class A Floating Rate Certificates, Series 2000-1 (the "CLASS A CERTIFICATES") and the Subordinated Transferor Certificate, Series 2000-1 (the "SUBORDINATED TRANSFEROR CERTIFICATE"). The Class A Certificates and the Subordinated Transferor Certificate shall be substantially in the form of Exhibits A-1 and A-2, respectively.

                  (b) Series 2000-1 shall be included in Group One and shall be a Principal Sharing Series. Series 2000-1 shall not be subordinated to any other Series.

                  (c) The Class A Certificates and the Subordinated Transferor Certificate shall be delivered in fully registered form as provided in
         Section 6.02 of the Pooling and Servicing Agreement. The Transferor shall execute and deliver the Series 2000-1 Certificates to the Trustee for authentication in accordance with Section 6.01 of the Pooling and Servicing Agreement. The Trustee shall deliver the Series 2000-1 Certificates when authenticated in accordance with Section 6.02 of the Pooling and Servicing Agreement.

                  (d) The Subordinated Transferor Certificate shall be retained by the Transferor.

                  (e) The Class A Certificates may be pledged as collateral for the issuance other securities or commercial paper.


                                   ARTICLE II

                                   DEFINITIONS

                  Section 2.01. DEFINITIONS.

                  (a) In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Pooling and Servicing Agreement, the terms and provisions of this Supplement shall govern with respect to this Series.

                  (b) As used herein and in any certificate or other document made or delivered pursuant hereto, accounting terms not defined in this
         Section 2.01, and accounting terms partially defined in this Section
         2.01 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

                  (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; and the term "including" means "including without limitation".

                  (d) Unless otherwise stated in this Supplement, in the computation of a period of time from a specified date to a later specified date the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".

                  (e) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms:

                  "ADJUSTED EURODOLLAR RATE" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "ALTERNATE BASE RATE" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "AMORTIZATION DATE" means May 19, 2003.

                  "AMORTIZATION PERIOD" means the period commencing upon the occurrence of the Amortization Date and ending upon the payment in full to the Series 2000-1 Certificateholders of the Series Invested Amount, all accrued and unpaid interest thereon and all other amounts owed to such Series 2000-1 Certificateholders under any Transaction Document.

                  "ASSIGNEE RATE" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "AVAILABLE PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the sum of (i) the portion of all Collections of Principal Receivables allocated to Series 2000-1 pursuant to Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period, (ii) any Series 2000-1 Shared Principal Collections for such Distribution Date and (iii) any other amounts which, pursuant to Article III hereof, are to be treated as "Available Principal Collections" for such Distribution Date.

                  "BREAKAGE COSTS" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "CAP" means an interest rate cap having terms acceptable to the Managing Agents executed pursuant to the Hedge Agreement, or any Replacement Hedge Agreement.

                  "CAP PAYMENT" means, with respect to any Distribution Date, the payment made by the Hedge Provider to the Trust, on or prior to the Deposit Date for such Distribution Date, pursuant to the Cap.

                  "CERTIFICATE PURCHASE AGREEMENT" means the Series 2000-1 Certificate Purchase Agreement dated as of May 19, 2000 among the Seller, the Conduit Purchasers, the Committed Purchasers, the Managing Agents, the Certificate Agent and the Trustee, as the same may be amended, modified or supplemented from time to time.

                  "CERTIFICATE RATE" means, as applicable, the Class A Certificate Rate or the Subordinated Transferor Certificate Rate.

                  "CHANGE OF CONTROL" shall mean, with respect to any Person, any event or series of events by which:

                           (i) such Person merges or consolidates with or into
                  another Person or the merger of another Person with or into such Person, or the sale of all or substantially all the assets of such Person to another Person, and, in the case of any such merger or consolidation, the securities of such Person that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of such Person are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent immediately after such transaction, at least a majority of the aggregate voting power of the surviving corporation;

                           (ii) any "person" (as such term is used in Sections
                  13(d) and 14(d) of the Securities Exchange Act of 1934) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934) directly or indirectly, of the securities representing more than 40% of the total voting power of such Person, except that such person shall be deemed to have a beneficial ownership of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time;

                           (iii) individuals who, on the Closing Date,
                  constitute the board of directors of such Person (the "INCUMBENT DIRECTORS") cease for any reason to constitute at least a majority of the board of directors of such Person , provided that any person becoming a director subsequent to the Closing Date whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then in office (either by a specific vote or by approval of the proxy-statement of such Person in which such individual is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, no individual elected or nominated as a director of such Person initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the board of directors of such Person shall be deemed to be an Incumbent Director.

                  "CLASS A AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Class A Floating Allocation for the most recently ended Due Period and (ii) an amount equal to (A) the aggregate amount of Collections of Finance Charge Receivables allocated to Series 2000-1 pursuant to Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period PLUS (B) any amounts allocable as Collections of Finance Charge Receivables pursuant to
Section 4.03(d) of the Pooling and Servicing Agreement LESS (C) the aggregate amount of such Collections of Finance Charge Receivables allocated pursuant to
Section 3.03(a) for such Distribution Date and (b) an amount equal to the Hedge Payment with respect to such Distribution Date.

                  "CLASS A CERTIFICATE RATE" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "CLASS A CERTIFICATEHOLDER" means any Person in whose name a Class A Certificate is registered in the Certificate Register.

                  "CLASS A CERTIFICATES" shall have the meaning specified in
Section 1.01(a) hereof.

                  "CLASS A EXPECTED FINAL PAYMENT DATE" means the May, 2004 Distribution Date.

                  "CLASS A FLOATING ALLOCATION" means, with respect to any Due Period, the percentage equivalent of a fraction, the numerator of which is the Class A Invested Amount as of the close of business on the last day of such Due Period and the denominator of which is equal to the Series Invested Amount as of the close of business on such last day; PROVIDED, HOWEVER, that, with respect to the initial Due Period, the Class A Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Series Invested Amount and the denominator of which is the Initial Series Invested Amount.

                  "CLASS A INITIAL SERIES INVESTED AMOUNT" means the aggregate initial principal amount of the Class A Certificates, which is $102,500,000.

                  "CLASS A INVESTED AMOUNT" means, at any time, an amount equal to (a) the Class A Initial Series Invested Amount, PLUS (b) the aggregate amount of Increases after the Closing Date, MINUS (c) the aggregate amount of Collections of Principal Receivables previously allocated under Section 3.02(b)(i), and distributed under Section 4.02(b) to Class A Certificateholders MINUS (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs prior to such time over the aggregate cumulative amount allocated in respect of Class A Investor Charge-Offs pursuant to Section 3.04(d) prior to such time; PROVIDED, HOWEVER, that the Class A Invested Amount may not be reduced below zero.

                  "CLASS A INVESTOR CHARGE-OFF" shall have the meaning specified in Section 3.05(a).

                  "CLASS A INVESTOR LOSS AMOUNT" means, with respect to each Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the most recently ended Due Period and (b) the Class A Floating Allocation applicable for such Due Period.

                  "CLASS A MONTHLY INTEREST" means, with respect to any Distribution Date and the Interest Period ending on such Distribution Date, the sum of the following amounts calculated for each Class A Certificate:

                      [CR X PA X IP] + [ DA + [(CR + 2.0%) X DA X IP]]
                       ------------             --------------------
                           YR                            YR

wherein:       CR  =  the weighted average Class A Certificate Rate applicable to such Class A Certificate during such Interest Period.

               PA  =  with respect to any Distribution Date, the average
                      aggregate principal amount of all Class A Certificates.

               IP  =  the number of days in such Interest Period.

               DA  =  with respect to the initial Distribution Date, zero or, with respect to any other Distribution Date, the amount of any portion of the Class A Monthly Interest for such Class A Certificate with respect to each prior

                      Distribution Date which has not been distributed to the holder of such Class A Certificate.

               YR  =  360, or, if the Class A Certificate Rate in effect on the day immediately preceding such Distribution Date is based on the Alternate Base Rate, 365.

                  "CLASS A MONTHLY SERVICING FEE" means, with respect to any Distribution Date, the product of (i) the Investor Monthly Servicing Fee for such Distribution Date and (ii) the Class A Floating Allocation with respect to the most recently ended Due Period.

                  "CLASS A PURCHASERS" means, "Purchasers" under the Certificate Purchase Agreement.

                  "CLASS A REQUIRED AMOUNT" means, with respect to any Distribution Date, the amount, if any, by which (a) the sum of (i) the Class A Monthly Interest for such Distribution Date, PLUS (ii) the Class A Monthly Servicing Fee for such Distribution Date, PLUS (iii) the Class A Monthly Servicing Fee, if any, due but not paid on any prior Distribution Date, PLUS
(iv) the Class A Investor Loss Amount, if any, for such Distribution Date PLUS
(v) the Series 2000-1 Monthly Trustee's Fee, exceeds (b) the aggregate amount of the Class A Available Funds allocated to the Class A Certificateholders pursuant to Section 3.03 in respect thereof on such Distribution Date.

                  "CLOSING DATE" means, with respect to Series 2000-1, May 19, 2000.

                  "COMMITTED PURCHASERS" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "CONDUIT PURCHASERS" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "CUMULATIVE PRINCIPAL SHORTFALL" means, as of any Distribution Date during the Amortization Period or Early Amortization Period, the sum of the Principal Shortfalls for each Series in Group One that is a Principal Sharing Series.

                  "DCR" means Duff & Phelps Credit Rating Co.

                  "DEPOSIT DATE" means, with respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  "DILUTED RECEIVABLE" means that portion (and only that portion) of any Receivable which is reduced or cancelled as a result of (i) any failure by any Originator to deliver any merchandise or provide any services or otherwise to perform under the underlying Cardholder Agreement or invoice, (ii) any change in the terms of, or cancellation of, a Cardholder Agreement or invoice or any other adjustment which reduces the amount payable by the Obligor on the related Receivable or Account or (iii) any set-off by an Obligor in respect of any claim by such Obligor as to amounts owed by it on the related Receivable or Account; provided, that Diluted Receivables are calculated assuming that all chargebacks are resolved in the Obligor's favor and do not include contractual adjustments to the amount payable by an Obligor that are eliminated from the Receivables balance sold to the Trust through a reduction in the Purchase Price for the related Receivable.

                  "DILUTION RATIO" means, as of any date, the fraction (i) the numerator of which is an amount equal to the Dilution Amount for the Due Period most recently ended and (ii) the denominator of which is the aggregate outstanding balance of all Principal Receivables in the Trust Assets on the last day of the Due Period immediately preceding such most recently ended Due Period.

                  "DISTRIBUTION DATE" shall have the meaning specified in the Pooling and Servicing Agreement, and the initial Distribution Date shall be June 20, 2000.

                  "EARLY AMORTIZATION PERIOD" means the period commencing at the close of business on the Business Day immediately preceding the day on which a Series Early Amortization Event with respect to Series 2000-1 occurs and ending on the Series 2000-1 Termination Date.

                  "E-MAIL SERVICER REPORT is defined in Section 5.1(a).

                  "ENHANCEMENT PROVIDER" shall not be applicable to this Series 2000-1.

                  "EXCESS SPREAD" means with respect to any Distribution Date, the sum of the amounts with respect to such Distribution Date, if any, constituting Excess Spread pursuant to Sections 3.03(b)(iv) and 3.03(c)(ii).

                  "EXCESS SPREAD PERCENTAGE" means, as of any date of determination, the Portfolio Yield on such date MINUS the sum of (i) the Class A Certificate Rate in effect on such date and (ii) the Series Servicing Fee Percentage.

                  "FINANCE CHARGE SHORTFALL" means, with respect to Series 2000-1, for any Distribution Date, the excess, if any, of the full amount required to be allocated pursuant to Sections 3.03 and 3.04 on such Distribution Date over the amount not allocated pursuant to such Sections.

                  "GROUP ONE" means Series 2000-1, and each other Series specified in the related Supplement to be included in Group One.

                  "HEDGE AGREEMENT" means that certain ISDA Master Agreement dated December 19, 1997 among the Parent and the Hedge Provider and all schedules, confirmations and annexes thereto, as the same may be amended, modified, supplemented from time to time.

                  "HEDGE PAYMENT" means, with respect to any Distribution Date, the sum of (a) the payment made by the Hedge Provider to the Trust, if any, on or prior to the Deposit Date, pursuant to the Swap (so long as such amount is positive) and (b) the Cap Payment, if any, for such Distribution Date.

                  "HEDGE PROVIDER" means Citibank, or any successor or assign thereto appointed as provided in the Hedge Agreement, in its individual capacity pursuant to the Hedge Agreement, or if any Replacement Hedge Agreement is obtained therefor pursuant to Section 3.07, the Replacement Hedge Provider.

                  "INCREASE" means the amount of each increase in the Class A Invested Amount pursuant to the terms of the Certificate Purchase Agreement.

                  "INITIAL SERIES INVESTED AMOUNT" the sum of the Class A Initial Series Invested Amount and the Subordinated Transferor Initial Invested Amount.

                  "INTEREST PERIOD" means (i) with respect to the first Distribution Date, the period from the Closing Date to, but not including, such Distribution Date and (ii) with respect to each Distribution Date thereafter, a period from each Distribution Date to, but not including, the next succeeding Distribution Date.

                  "INTEREST RATE PROTECTION AGREEMENT" means each of the Swap Agreement and the Cap Agreement.

                  "INVESTOR CERTIFICATEHOLDER" means (a) with respect to the Class A Certificates, any Class A Certificateholder, and (b) with respect to the Subordinated Transferor Certificate, any Subordinated Transferor
Certificateholder.

                  "INVESTOR CERTIFICATES" means the Class A Certificates and the Subordinated Transferor Certificate.

                  "INVESTOR LOSS AMOUNT" means, with respect to any Distribution Date, the portion of the Loss Amounts allocated to Series 2000-1 pursuant to
Section 4.03(b) of the Pooling and Servicing Agreement for the related Due
Period.

                  "INVESTOR MONTHLY SERVICING FEE" means, with respect to any Distribution Date, an amount equal to one-twelfth of the product of (i) the Series Servicing Fee Percentage and (ii) the Series Invested Amount as of the last day of the most recent Due Period preceding such Distribution Date; provided, however, that with respect to the initial Distribution Date, the Investor Monthly Servicing Fee shall be equal to $170,000.

                  "MANAGING AGENTS" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "MONTHLY PAYMENT RATE" means, as of any date, the fraction (i) the numerator of which is an amount equal to the aggregate amount of Collections (excluding all net interest and other investment earnings thereon) for the Due Period most recently ended and (ii) the denominator of which is the aggregate outstanding balance of all Principal Receivables in the

Trust Assets on the last day of the Due Period immediately preceding such most recently ended Due Period.

                  "NET LOSS PERCENTAGE" means at any date, the amount equal to, in percentage terms, the aggregate outstanding balance of the Principal Receivables which have been written off, or consistent with the Cardholder Guidelines should have been written off (net of Recoveries) during the Due Period most recently ended DIVIDED BY an amount equal to the aggregate outstanding balance of all Principal Receivables in the Trust Assets on the last day of the Due Period immediately preceding such most recently ended Due Period.

                  "PORTFOLIO YIELD" means, with respect to any Due Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (i) the product of the Floating Allocation Percentage for such Due Period and the aggregate amount of Collections of Finance Charge Receivables for such Due Period, (ii) any Series 2000-1 Shared Excess Finance Charge Collections for the related Distribution Date and (iii) the aggregate amount of interest or other proceeds earned on amounts on deposit in any Series Account during such Due Period, such sum to be calculated on a cash basis after subtracting the Investor Loss Amount for such Due Period, and the denominator of which is the Series Invested Amount as of the last day of the preceding Due Period (or with respect to the initial Due Period, the Initial Series Invested Amount).

                  "PRINCIPAL COLLECTION ACCOUNT" shall have the meaning specified in Section 3.09.

                  "PRINCIPAL SHORTFALL" means, on any Distribution Date during the Amortization Period or the Early Amortization Period, the amount by which the Series Invested Amount exceeds the Available Principal Collections for such Distribution Date.

                  "PROGRAM AGENT" means Citicorp North America, Inc., in its capacity as "Program Agent" under the Certificate Purchase Agreement.

                  "RATING AGENCY" means Moody's, Standard & Poor's and DCR.

                  "REALLOCATED SUBORDINATED TRANSFEROR PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the aggregate amount of Available Principal Collections allocated in accordance with Section 3.02(a)(i) on such Distribution Date in an amount not to exceed the lesser of (a) the product of
(i) the Subordinated Transferor Floating Allocation with respect to the most recently ended Due Period, and (ii) the amount of Available Principal Collections with respect to such Distribution Date and (b) the Subordinated Transferor Invested Amount on such Distribution Date.

                  "REPLACEMENT HEDGE AGREEMENT" means any replacement hedge agreement between the Parent and the Replacement Hedge Provider having substantially similar terms and conditions as the Hedge Agreement it replaces.

                  "REPLACEMENT HEDGE PROVIDER" means the replacement hedge provider named in the Replacement Hedge Agreement.

                  "RESERVE ACCOUNT" shall have the meaning specified in Section 3.06.

                  "RESERVE ACCOUNT REQUIRED BALANCE" means $700,000.

                  "REVOLVING PERIOD" means the period from and including the Closing Date to, but not including, the earlier of (i) the day the Amortization Period commences or (ii) the day any Early Amortization Period commences.

                  "SERIES DISCOUNT FACTOR" means, for this Series 2000-1, with respect to any date of determination, an amount (expressed as a percentage) determined in accordance with the following formula:

                          [[PY- (BR + 1% )] / TR] * FAP

wherein:       BR  =  The sum (expressed as a percentage) of (a) the sum of (i)
                      a fraction, the numerator of which is the product of the weighted average of the Class A Certificate Rates for the most recently ended [Due][Interest] Period and the Class A
                      Invested Amount as of the last day of such [Due][Interest]
                      Period, and the denominator of which is the Series
                      Invested Amount as of such last day and (ii) a fraction, the numerator of which is the product of the Subordinated
                      Transferor Certificate Rate for the most recently ended
                      Due Period and the Subordinated Transferor Invested Amount as of the last day of such Due Period, and the denominator of which is the Series Invested Amount as of such last day and (b) the Series Servicing Fee Percentage per annum in effect on such date.

               PY  =  The Portfolio Yield for such Series for the most recently ended Due Period.

               TR  =  The annualized average (expressed as a percentage) of, for each of the three Due Periods most recently ended on or before such date, a fraction the numerator of which is the aggregate principal amount (measured for each Receivable at the time of acquisition) of all Receivables that were acquired by the Trust during each such Due Period and the denominator of which is the aggregate outstanding principal balance of all Receivables as of the last day of each such Due Period.

               FAP = The Floating Allocation Percentage for such Series for the most recently ended Due Period.

                  "SERIES INVESTED AMOUNT" means, on any date of determination and with respect to Series 2000-1, an amount equal to the sum of (a) the Class A Invested Amount and (b) the Subordinated Transferor Invested Amount, each as of such date.

                  "SERIES 2000-1" means the Series of the Elder-Beerman Master Trust represented by the Series 2000-1 Certificates.

                  "SERIES 2000-1 CERTIFICATEHOLDER" means any Person in whose name a Series 2000-1 Certificate is registered in the Certificate Register.

                  "SERIES 2000-1 CERTIFICATES" means the Class A Certificates and the Subordinated Transferor Certificate.

                  "SERIES 2000-1 MAJORITY IN INTEREST" shall have the meaning set forth in the Certificate Purchase Agreement.

                  "SERIES 2000-1 MONTHLY PROGRAM FEES" means, with respect to any Distribution Date, an amount equal to the fees accrued and payable on such Distribution Date pursuant Section 3.01 of the Certificate Purchase Agreement.

                  "SERIES 2000-1 MONTHLY TRUSTEE'S FEE" means, with respect to any Distribution Date, the amount agreed upon from time to time by the Trustee, the Servicer and the Managing Agents as the fee, PLUS expenses and indemnity payments accrued and payable on such Distribution Date to the Trustee with respect to the Agreement and this Supplement.

                  "SERIES 2000-1 SHARED EXCESS FINANCE CHARGE COLLECTIONS" means the portion of Shared Excess Finance Charge Collections allocated to Series 2000-1 pursuant to Section 4.03(f) of the Pooling and Servicing Agreement.

                  "SERIES 2000-1 SHARED PRINCIPAL COLLECTIONS" means the portion of Shared Principal Collections allocated to Series 2000-1 pursuant to Sections 4.03(d) and 4.03(e) of the Pooling and Servicing Agreement.

                  "SERIES 2000-1 TERMINATION DATE" means the earliest to occur of (i) the Distribution Date on which all amounts payable in respect of the Series 2000-1 Certificates have been paid in full, (ii) the May, 2006 Distribution Date or (iii) the date of termination of the Trust pursuant to
Section 12.01 of the Pooling and Servicing Agreement.

                  "SERIES SERVICING FEE PERCENTAGE" means 2.0%.

                  "SHARED EXCESS FINANCE CHARGE COLLECTIONS" means, with respect to any Distribution Date, the amount specified in Section 3.04(o) as constituting "Shared Excess Finance Charge Collections."

                  "SHARED PRINCIPAL COLLECTIONS" means, with respect to any Distribution Date, the aggregate amounts allocated to the Investor Certificates pursuant to Section 3.02(b)(iv) to be treated as "Shared Principal Collections."

                  "SUBORDINATED TRANSFEROR AVAILABLE FUNDS" means, with respect to any Distribution Date, an amount equal to (a) the product of the Subordinated Transferor Floating

Allocation for the most recently ended Due Period and (b) an amount equal to (A) Collections of Finance Charge Receivables allocated to Series 2000-1 pursuant to
Section 4.03(b) of the Pooling and Servicing Agreement for the most recently ended Due Period PLUS (B) any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement LESS (C) the amount of such Collections of Finance Charge Receivables allocated pursuant to Section 3.03(a) hereof for such Distribution Date.

                  "SUBORDINATED TRANSFEROR CERTIFICATEHOLDER" means any person in whose name a Subordinated Transferor Certificate is registered in the Certificate Register.

                  "SUBORDINATED TRANSFEROR CERTIFICATE RATE" means a per annum rate equal to the Assignee Rate PLUS 0.25%.

                  "SUBORDINATED TRANSFEROR CERTIFICATE" shall have the meaning specified in Section 1.01(a) hereof.

                  "SUBORDINATED TRANSFEROR CHARGE-OFF" shall have the meaning specified in Section 3.05(c) hereof.

                  "SUBORDINATED TRANSFEROR FLOATING ALLOCATION" means, with respect to any Due Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Transferor Invested Amount as of the close of business on the last day of the most recently ended Due Period and the denominator of which is equal to the Series Invested Amount as of the close of business on such last day; provided, however, that, with respect to the first Due Period, the Subordinated Transferor Floating Allocation shall mean the percentage equivalent of a fraction, the numerator of which is the Subordinated Transferor Initial Invested Amount and the denominator of which is the Initial Series Invested Amount.

                  "SUBORDINATED TRANSFEROR INITIAL INVESTED AMOUNT" means the aggregate initial principal amount of the Subordinated Transferor Invested Amount, which is $16,686,047.

                  "SUBORDINATED TRANSFEROR INTEREST MONTHLY SERVICING FEE" means, with respect to any Distribution Date, the product of (i) the Investor Monthly Servicing Fee for such Distribution Date and (ii) the Subordinated Transferor Floating Allocation for the most recently ended Due Period.

                  "SUBORDINATED TRANSFEROR INVESTED AMOUNT" means, at any time, an amount equal to (a) the Subordinated Transferor Initial Invested Amount, MINUS (b) the aggregate amount of Collections of Principal Receivables previously allocated under Section 3.02(b)(iii), and distributed under Section 4.02(e) to the Subordinated Transferor Certificateholders, MINUS (c) the aggregate amount of Subordinated Transferor Charge-Offs prior to such time, MINUS (d) the aggregate amount of Reallocated Subordinated Transferor Principal Collections prior to such time, MINUS (e) without duplication with the foregoing clause (c), an amount equal to the amount by which the Subordinated Transferor Invested Amount has been reduced prior to such time pursuant to Section 3.05, PLUS (f) the aggregate amounts allocated pursuant to Section 3.04(m) with respect to amounts deducted pursuant to the foregoing clauses (c), (d) and (e) and distributed in respect thereof prior to such time; PROVIDED, HOWEVER, that the Subordinated Transferor Invested Amount may not be reduced below zero or increased above the Subordinated Transferor Initial Invested Amount.

                  "SUBORDINATED TRANSFEROR LOSS AMOUNT" means, with respect to any Distribution Date, an amount equal to the product of (a) the Investor Loss Amount for the most recently ended Due Period and (b) the Subordinated Transferor Floating Allocation applicable for such Due Period.

                  "SUBORDINATED TRANSFEROR MONTHLY INTEREST" means, with respect to any Distribution Date, an amount equal to:

                      [CR X IA X IP] + [ DA + [(CR + 2.0%) X DA X IP]]
                       ------------             --------------------
                            YR                            YR

wherein:       CR  =  the Subordinated Transferor Certificate Rate in effect on the day immediately preceding such Distribution Date.

               IA  =  with respect to the initial Distribution Date, the
                      Subordinated Transferor Initial Invested Amount or, with respect to any other Distribution Date the Subordinated Transferor Invested Amount determined as of the day immediately preceding such Distribution Date.

               IP  =  the number of days in the period from and including the immediately preceding Distribution Date to but excluding the current Distribution Date.

               DA  =  with respect to the initial Distribution Date, zero or, with respect to any other Distribution Date, the amount of any portion of the Subordinated Transferor Monthly Interest with respect to each prior Distribution Date which has not been distributed to the Subordinated Transferor Certificateholders.

               YR  =  360, or, if the Subordinated Transferor Certificate Rate
                      in effect on the day immediately preceding such Distribution Date is based on a rate which is in turn based on the Alternate Base Rate, 365.

                  "SWAP" means a fixed/floating interest rate swap having terms acceptable to the Managing Agents executed pursuant to the Hedge Agreement or any Replacement Hedge Agreement.

                  Section 2.02. RATING AGENCY CONDITION. Notwithstanding anything to the contrary in the Pooling and Servicing Agreement, unless there is then outstanding one or more Series of Investor Certificates which, as of the date of issuance of such Certificates, were rated in the highest investment category by each Rating Agency, no action which would be subject to the Rating Agency Condition or which would otherwise require Rating Agency consent pursuant to the terms of the Pooling and Servicing Agreement or this Supplement were one or more Series of Investor Certificates rated by any Rating Agency then outstanding, shall be taken unless the Managing Agents shall have first consented in writing to such action, which consent by the Managing Agents shall be in lieu of a requirement to satisfy the Rating Agency Condition or obtain Rating Agency consent.

                                  ARTICLE III

                          RIGHTS OF CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

                  Section 3.01. REVOLVING PERIOD DAILY PRINCIPAL ALLOCATIONS.

                  (a) On any Business Day, prior to the making of any allocations, distributions or deposits pursuant to Sections 3.01(b) and
         3.02 below, if any Swap Agreement or Cap Agreement shall cease to be in full force and effect on or prior to such Business Day, the Program Agent may instruct the Trustee in writing to, and the Trustee shall, for the purpose of obtaining a Replacement Swap Agreement or Replacement Cap Agreement, as the case may be, allocate and distribute all Collections of Principal Receivables deposited in the Concentration Account on such Business Day and any credit balance remaining in the Principal Collection Account in accordance with such written instructions, up to the amount required to obtain such Replacement Swap Agreement or Replacement Cap Agreement.

                  (b) On each Business Day during the Revolving Period, the Servicer shall instruct the Trustee by the Daily Report to, and the Trustee shall, with respect to all Collections of Principal Receivables deposited in the Concentration Account on such Business Day and the credit balance remaining in the Principal Collection Account:

                           (i) allocate and distribute to the holder of the
                  Exchangeable Transferor Certificate, such Collections of Principal Receivables and, to the extent such Collections of Principal Receivables are insufficient, the credit balance in the Principal Collection Account, up to an aggregate amount equal to the aggregate outstanding balance of all Principal Receivables Transferred to the Trust on the immediately preceding Business Day; and

                           (ii) allocate to and deposit in the Principal
                  Collection Account any remaining balance of such Collections of Principal Receivables.

                  Section 3.02. ALLOCATION OF COLLECTIONS OF PRINCIPAL RECEIVABLES.

                  (a) On each Distribution Date during the Revolving Period, after the allocations required to be made pursuant to Sections 3.03 and
         3.04 for such Distribution

         Date shall have been made, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to, and the Trustee shall, allocate the Available Principal Collections for such Distribution Date in the following priority:

                           (i) to the Managing Agents, for the benefit of the
                  Class A Purchasers, in the order of priority and up to the amounts specified in Sections 3.03(b)(i) and (ii) below, but in an aggregate amount not to exceed an amount equal to the lesser of (x) the product of (1) the Subordinated Transferor Floating Allocation for the most recently ended Due Period, and (2) such Available Principal Collections and (y) the Subordinated Transferor Invested Amount on such Distribution Date;

                           (ii) any remaining balance shall be allocated to the
                  holder of the Exchangeable Transferor Certificate; provided, however, that in no event shall the amount allocated to the holder of the Exchangeable Transferor Certificate pursuant to this Section 3.02(a)(ii) be greater than the Transferor Interest on such Distribution Date.

                  (b) On each Distribution Date during the Amortization Period or Early Amortization Period, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to, and the Trustee shall, allocate the Available Principal Collections for such Distribution Date, PLUS an amount equal to the credit balance in the Principal Collection Account, PLUS an amount equal to the credit balance in the Reserve Account, in the following priority:

                           (i) to the Managing Agents, for the benefit of the
                  Class A Purchasers, until the Class A Invested Amount shall be reduced to zero;

                           (ii) any remaining balance, to the Subordinated
                  Transferor Certificateholders, until the Subordinated Transferor Invested Amount shall be reduced to zero;

                           (iii) any remaining balance or, if less, an amount
                  equal to the product of (1) a fraction, the numerator of which is equal to such Available Principal Collections and the denominator of which is equal to the sum of the Available Principal Collections for each Series (including this Series 2000-1) in Group One that is a Principal Sharing Series for the most recently ended Due Period and (2) the Cumulative Principal Shortfall for such Distribution Date, shall be treated as "Shared Principal Collections" and allocated to Series in Group One which are Principal Sharing Series other than this Series 2000-1; and

                           (iv) any remaining balance, to the holder of the
                  Exchangeable Transferor Certificate.

                  Section 3.03. ALLOCATION OF COLLECTIONS OF FINANCE CHARGE RECEIVABLES. On each Distribution Date, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to, and the Trustee shall allocate all Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to
Section 4.03(d) of the Pooling and Servicing Agreement) for the most recently ended Due Period, any Hedge Payment for such Distribution Date and, where specified below, the credit balance in the Reserve Account in the following priority:

                  (a) an amount equal to all such Collections of Finance Charge Receivables for the most recently ended Due Period PLUS, to the extent such amount is insufficient to make the allocations provided for in clauses (i) and (ii) of this Section 3.03(a), an amount equal to the lesser of such insufficiency or the credit balance in the Reserve Account, in the following priority:

                           (i) to the Trustee, up to an amount equal to the
                  Series 2000-1 Monthly Trustee's Fee for such Distribution
                  Date;

                           (ii) to the Servicer in respect of servicing fees, if
                  The El-Bee Chargit Corp. or an Affiliate of the Parent is not the Servicer;

                           (iii) to the Hedge Provider, to the extent not paid
                  under the Hedge Agreement or a Replacement Hedge Agreement

                           (iv) any remaining balance to the Managing Agents, up
                  to an amount equal to the Series 2000-1 Monthly Program Fees for such Distribution Date; and

                           (v) any remaining balance to be allocated as provided
                  in Sections 3.03(b) and 3.03(c) below,

                  (b) a portion of such Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement) and of any Hedge Payment for such Distribution Date equal to the Class A Available Funds for the most recently ended Due Period, PLUS to the extent such amount is insufficient to make the allocations provided for in clauses (i), (ii) and (iii) of this Section 3.03(b), an amount equal to the lesser of such insufficiency or the credit balance remaining in the Reserve Account, in the following priority:

                           (i) to the Managing Agents, for the benefit of the
                  Class A Purchasers, up to an amount equal to the Class A Monthly Interest for such Distribution Date;

                           (ii) any remaining balance, up to an amount equal to
                  the Class A Investor Loss Amount, if any, as of such Distribution Date, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated in accordance with Section 3.02);

                           (iii) any remaining balance, up to an amount equal to
                  the Class A Monthly Servicing Fee for such Distribution Date PLUS the amount of any Class A

                  Monthly Servicing Fee for each prior Distribution Date which has not been distributed to the Servicer, to the Servicer; and

                           (iv) any remaining balance as "Excess Spread", to be
                  allocated as set forth in Section 3.04,

                  (c) a portion of such Collections of Finance Charge Receivables (including any amounts allocable as Collections of Finance Charge Receivables pursuant to Section 4.03(d) of the Pooling and Servicing Agreement) equal to the Subordinated Transferor Available Funds for the most recently ended Due Period, in the following priority:

                           (i) to the Servicer, up to an amount equal to the
                  Subordinated Transferor Interest Monthly Servicing Fee for such Distribution Date, PLUS the amount of any Subordinated Transferor Interest Monthly Servicing Fee for each prior Distribution Date which has not been distributed to the Servicer; and

                           (ii) any remaining balance as "Excess Spread", to be
                  allocated as set forth in Section 3.04.

                  Section 3.04. EXCESS SPREAD. On each Distribution Date, the Servicer shall instruct the Trustee by the Monthly Servicer's Report to allocate Excess Spread and Series 2000-1 Shared Excess Finance Charge Collections, in each case with respect to the most recently ended Due Period, in the following priority:

                  (a) to the Trustee, up to an amount equal to any portion of the Series 2000-1 Monthly Trustee's Fee for such Distribution Date which shall not have been allocated thereto pursuant to Section 3.02(a)(i);

                  (b) any remaining balance to the Managing Agents, for the benefit of the Class A Purchasers and the Managing Agents, up to an amount equal to any portion of the Series 2000-1 Program Fees which shall not have been allocated thereto pursuant to Section 3.02(a)(ii);

                  (c) any remaining balance to the Managing Agents, for the benefit of the Class A Purchasers, up to an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date, allocated in accordance with, and in the priority and up to the amounts set forth in, Section 3.03(b);

                  (d) any remaining balance to the Managing Agents, for the benefit of the Class A Purchasers, until the aggregate cumulative amount allocated under this Section 3.04(d) equals the aggregate amount of Class A Investor Charge-Offs, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (e) any remaining balance to the Managing Agents, for the benefit of the Class A Purchasers, up to an amount equal to the Breakage Costs, if any, for the most recently ended Due Period;

                  (f) any remaining balance shall be allocated to and deposited in the Reserve Account, until the credit balance on deposit in the Reserve Account is equal to at least the Reserve Account Required Balance;

                  (g) any remaining balance to the Servicer, up to an amount equal to the Subordinated Transferor Monthly Servicing Fee for such Distribution Date;

                  (h) any remaining balance to the Subordinated Transferor Certificateholders, up to an amount equal to the Subordinated Transferor Monthly Interest for such Distribution Date PLUS the amount of any Subordinated Transferor Monthly Interest with respect to each prior Distribution Date which has not been distributed to the Subordinated Transferor Certificateholders;

                  (i) any remaining balance, up to an amount equal to the Subordinated Transferor Loss Amount, if any, for such Distribution Date, shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (j) any remaining balance, up to an amount equal to the aggregate amount by which the Subordinated Transferor Invested Amount has been reduced below the Subordinated Transferor Initial Invested Amount, except for reductions pursuant to Section 3.02(b)(ii), shall be allocated as "Available Principal Collections" for such Distribution Date (to be allocated accordingly);

                  (k) any remaining balance will constitute "Shared Excess Finance Charge Collections" for such Distribution Date and will be available for allocation to other Series in Group One or to the holder of the Exchangeable Transferor Certificate as described in Section 4.03(f) of the Pooling and Servicing Agreement.

                  Section 3.05. INVESTOR CHARGE-OFFS.

                  (a) On or before each Distribution Date, the Servicer shall calculate the Class A Investor Loss Amount for such Distribution Date. If, on any Distribution Date, such Class A Investor Loss Amount exceeds the sum of the amounts allocated to the Class A Certificateholders with respect thereto pursuant to Sections 3.03(b) and 3.04 with respect to such Distribution Date, the Subordinated Transferor Invested Amount (after giving effect to reductions thereof for any Reallocated Subordinated Transferor Principal Collections on such Distribution
         Date) will be reduced by the amount of such excess. In the event that such reduction would cause the Subordinated Transferor Invested Amount to be a negative number, the Subordinated Transferor Invested Amount will be reduced to zero, and the Class A Invested Amount will be reduced by the amount by which the Subordinated Transferor Invested Amount would have been reduced below zero, but not by more than the Class A Investor Loss Amount for such Distribution Date (such reduction being a "CLASS A INVESTOR CHARGE-OFF").

                  (b) On or before each Distribution Date, the Servicer shall calculate the Subordinated Transferor Loss Amount for such Distribution Date. If on any Distribution Date, such Subordinated Transferor Loss Amount exceeds the amount allocated to the Subordinated Transferor Certificateholders with respect thereto pursuant to Section 3.04 with respect to such Distribution Date, the Subordinated Transferor Invested Amount (after giving effect to any reduction thereof for any Reallocated Subordinated Transferor Principal Collection and any adjustments thereto pursuant to Section 3.05(a) above) will be reduced by the amount of such excess (such reduction being a "SUBORDINATED TRANSFEROR CHARGE-OFF").

                  Section 3.06. RESERVE ACCOUNT.

                  (a) The Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the United States, in the name of the Trustee, on behalf of the Trust, a segregated trust account with an institution which is and continues to be a Qualified Depository Institution (which shall initially be the Trustee), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "RESERVE ACCOUNT"). On the Closing Date, the Transferor shall deposit to the Reserve Account immediately available funds in an amount equal to the Reserve Account Required Balance. The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in Section 3.06(b) below, the Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right to deduct from any funds held in the Reserve Account for any amount owed to it by the Trustee, the Trust, the Transferor, any Originator or any Certificateholder. If at any time the institution holding the Reserve Account ceases to be a Qualified Depository Institution the Transferor shall notify the Trustee, and the Trustee, upon notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Reserve Account with a Qualified Depository Institution meeting the conditions specified above, and shall transfer any cash or any investments to such new Reserve Account and, from the date such new Reserve Account is established, it shall be the "Reserve Account." The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Reserve Account from time to time, at such time and for distributions pursuant to Section 3.04 of amounts allocated pursuant to Section 3.03 hereof.

                  (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Beneficiaries. The Trustee shall maintain for the benefit of the Beneficiaries possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments.

         Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on the following Distribution Date. No Permitted Investment shall be liquidated prior to its maturity.

                  Section 3.07. HEDGE AGREEMENT.

                  (a) The Servicer hereby represents and warrants that the Parent has duly executed the Hedge Agreement for the benefit of the Class A Certificateholders providing for one or more Swaps and Caps having an aggregate notional amount of at least $150,000,000.

                  (b) Upon the effectiveness of any Replacement Hedge Agreement and one or more Swaps and Caps thereunder having terms acceptable to the Managing Agents, the Swaps and/or Caps being replaced shall terminate and the Hedge Provider shall be released of all future obligations thereunder, provided, that such Hedge Provider shall not be released from any obligations which have previously accrued thereunder and shall continue to be obligated to perform such obligations.

                  (c) The Servicer covenants and agrees to replace (i) any Hedge Provider who shall have failed to make any Hedge Payment within five calendar days of when such payment is due with a Replacement Hedge Provider, the short term debt obligations of which are rated at least "A-1 +" by Standard & Poor's and "P-1" by Moody's, within 30 calendar days of when such payment, as the case may be, is due.

                  Section 3.08. PRINCIPAL COLLECTION ACCOUNT.

                  (a) The Servicer, for the benefit of the Beneficiaries, shall establish and maintain in the United States, in the name of the Trustee, on behalf of the Trust, a segregated trust account with an institution which is and continues to be a Qualified Depository Institution (which shall initially be the Trustee), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries (the "PRINCIPAL COLLECTION ACCOUNT"). The Trustee, for the benefit of the Beneficiaries, shall possess all right, title and interest in all funds on deposit from time to time in the Principal Collection Account and in all proceeds thereof. Without limiting the rights of the Servicer set forth in
         Section 3.08(b) below, the Principal Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. Except as expressly provided in this Agreement, the Servicer agrees that it shall have no right to deduct from any funds held in the Principal Collection Account for any amount owed to it by the Trustee, the Trust, the Transferor, any Originator or any Certificateholder. If at any time the institution holding the Principal Collection Account ceases to be a Qualified Depository Institution, the Transferor shall notify the Trustee, and the Trustee, upon notice by the Servicer (or the Servicer on its behalf) shall promptly establish a new Principal Collection Account with a Qualified Depository Institution meeting the conditions specified above, and shall transfer any cash or any investments to such new Principal Collection Account and, from the date such new Principal Collection Account is established, it shall be the "Principal Collection Account." The Trustee, at the written direction of the Servicer, shall make deposits to and withdrawals from the Principal Collection Account from time to time, at such time and for distributions pursuant to Section 3.01 and for distributions of amounts allocated pursuant to Section 3.02(b).

                  (b) Funds on deposit in the Principal Collection Account shall be invested at the written direction of the Servicer by the Trustee in Permitted Investments selected by the Servicer. All such Permitted Investments shall be held by the Trustee for the benefit of the Beneficiaries. The Trustee shall maintain for the benefit of the Beneficiaries possession of the negotiable instruments or securities, if any, evidencing such Permitted Investments. Funds on deposit in the Principal Collection Account on any Distribution Date, after giving effect to any withdrawals from the Principal Collection Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on the following Distribution Date. No Permitted Investment shall be liquidated prior to its maturity.

                                   ARTICLE IV

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

                  Section 4.01. SERVICER DEPOSITS. On or before each Deposit Date in each Due Period, the Servicer shall deposit or cause to be deposited in the Concentration Account funds in an amount equal to the lesser of (x) the aggregate Finance Charge Shortfall for such Due Period and (y) the Available Principal Collections for such Due Period, it being understood that any underestimates or overestimates by the Servicer in making such deposit shall be promptly corrected.

                  Section 4.02. DISTRIBUTIONS.

                  (a) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to itself (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) from the Concentration Account, all amounts that have been allocated to the Trustee pursuant to Article III by wire transfer or other appropriate means.

                  (b) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to the Managing Agents, for the benefit of the Class A Purchasers, the Managing Agents and the Program Agent (other than as provided in

         Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) from the Concentration Account, all amounts that have been allocated to the Managing Agents, for the benefit of the Class A Purchasers, the Managing Agents and the Program Agent, pursuant to
         Article III by wire transfer to the Managing Agents' Account (or such other account as may be specified in writing by the Managing Agents to the Trustee).

                  (c) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to each Subordinated Transferor Certificateholder of record on the immediately preceding Record Date (other than as provided in Section 12.03 of the Pooling and Servicing Agreement respecting a final distribution) such Certificateholder's pro rata share (based on the aggregate Undivided Trust Interests represented by the Subordinated Transferor Certificate held by such Certificateholder) from the Concentration Account, all amounts that have been allocated to the Subordinated Transferor Certificateholders pursuant to Article III by wire transfer to each Subordinated Transferor Certificateholder, to an account specified by such Certificateholder to the Trustee in writing.

                  (d) On each Distribution Date, the Trustee shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to Section 3.04(b) of the Pooling and Servicing Agreement) to the Servicer (if The El-Bee Chargit Corp. or an Affiliate of the Parent is not the Servicer), the Hedge Provider or any Replacement Hedge Provider, all amounts that have been allocated to the Servicer (if The El-Bee Chargit Corp. or an Affiliate of the Parent is not the Servicer), the Hedge Provider or any Replacement Hedge Provider, pursuant to Article III by wire transfer to the Managing Agents' Account (or such other account as may be specified in writing by the ProgramAgent to the Trustee)

                  Section 4.03. ANNUAL CERTIFICATEHOLDERS' TAX STATEMENT. On or before January 31 of each calendar year, beginning with January 31, 2001, the Trustee shall distribute to each Person who at any time during the preceding calendar year was a Series 2000-1 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the Monthly Servicer's Report, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 2000-1 Certificateholder, together with such other customary information (consistent with the treatment of the Class A Certificates as debt) as the Servicer deems necessary or desirable to enable the Series 2000-1 Certificateholders to prepare their tax returns. The Servicer will provide such information to the Trustee as soon as possible after January 1 of each calendar year. Such obligations of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

                  Section 4.04. TRANSFEROR'S OR SERVICER'S FAILURE TO MAKE A DEPOSIT OR PAYMENT. If the Servicer or the Transferor fails to make, or give instructions to make, any payment or deposit required to be made or given by the Servicer or Transferor, respectively, at the time specified in the Pooling and Servicing Agreement (including applicable grace periods), the

Trustee shall make such payment or deposit from the applicable account without instruction from the Servicer or Transferor. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that the Trustee has sufficient information to allow it to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest payable to the Investor Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such payment, deposit or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

                                    ARTICLE V

                                    COVENANTS

                  Section 5.01. COVENANTS OF THE SERVICER. The Servicer hereby covenants that:

                  (a) The Servicer will furnish to each Managing Agent, promptly after delivery to the Trustee, all notices, reports and other information given to the Trustee under the Pooling and Servicing Agreement other than the Daily Reports required thereunder. The Servicer further agrees that, notwithstanding any contrary provision contained in the Pooling and Servicing Agreement, (i) it will submit each Monthly Servicer's Report by electronic mail (each an "E-MAIL SERVICER REPORT"), (ii) it will make arrangements with VeriSign, Inc. (or another authenticating organization acceptable to the Program Agent) to enable the Servicer to generate electronic signatures to be used on such E-Mail Servicer Reports, (iii) it will format each E-Mail Servicer Report in accordance with the directions of the Program Agent and each of the Managing Agents, (iv) it will send each E-Mail Servicer Report to the electronic mail address designated by the Program Agent and the Managing Agents from time to time, (v) it authorizes the Program Agent and each of the Managing Agents to rely on such E-Mail Servicer Report for all purposes related to this Supplement to the same extent as if the contents thereof had been otherwise delivered to the Program Agent and each of the Managing Agents and (vi) it acknowledges that the Program Agent or any of the Managing Agents may at any time require it to manually submit a written Monthly Servicer's Report instead of such E-Mail Servicer Report.

                  (b) At any time and from time to time during the Servicer's regular business hours, on reasonable prior notice and for a purpose reasonably related to the Pooling and Servicing Agreement, the Servicer shall, in response to any reasonable request of the Trustee or any Managing Agent, permit the Trustee or such Managing Agent or their agents or representatives (which may be an independent accounting firm), (i) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes, microfiche and disks) in the possession or under the control of the Servicer relating to the Trust Assets, the Receivables and the Accounts and

         (ii) to visit the offices and properties of the Servicer for the purpose of examining such materials and to discuss matters relating to the Trust Assets, the Receivables and the Accounts or the Servicer's performance under any Transaction Document with any of the officers or employees of the Servicer having knowledge thereof. The Parent hereby agrees to pay all reasonable expenses incurred by the Trustee and each Managing Agent in exercising its rights under this Section 5.01. The Servicer agrees that each Managing Agent will have the right to request reasonable changes in the annual servicing report furnished by the independent public accountants pursuant to Section 3.06 of the Pooling and Servicing Agreement which are reasonably related to the Trust Assets and the matters contemplated by the Transaction Documents, and the Servicer agrees to use good faith reasonable efforts to obtain the independent public accountants' agreement to such changes.

                                   ARTICLE VI

                     SERIES 2000-1 EARLY AMORTIZATION EVENTS

                  Section 6.01. SERIES EARLY AMORTIZATION EVENTS. If an Early Amortization Event or any one of the following events shall occur (each, a "SERIES EARLY AMORTIZATION EVENT"):

                  (a) any Purchase Agreement shall for any reason cease to be in full force and effect or an Early Termination (as defined therein) shall occur; or

                  (b) (i) any purchase of any Receivables or other Trust Assets by the Transferor under any Purchase Agreement shall cease to create a valid sale, transfer and assignment to the Transferor of all right, title and interest of the Originator in and to such Trust Assets and the proceeds thereof, or (ii) any Transfer of any Trust Asset on any date shall for any reason cease to create a valid and perfected first priority sale, Transfer and assignment to the Trust of all right, title and interest of the Transferor in and to such Trust Assets and the proceeds thereof or, if such Transfer does not constitute such a sale, Transfer and assignment, cease to create a valid and perfected first priority security interest in such Trust Assets and the proceeds thereof, or (iii) the Investor Certificates delivered hereunder shall for any reason (other than due to the acts or omissions of the Investor Certificateholders) cease to evidence the transfer to the Investor Certificateholders of, or the Investor Certificateholders shall otherwise cease to have, a beneficial interest in a trust owning, or the Trustee on behalf of the Trust having a perfected first priority security interest in, the Trust Assets now existing and hereafter arising and the proceeds thereof to the extent of their respective Undivided Trust Interests; or

                  (c) a Servicer Default shall have occurred and be continuing;
         or

                  (d) the Servicer shall have resigned and shall not have been replaced, in each case in accordance with the terms of the Pooling and Servicing Agreement; or

                  (e) the Parent shall fail to observe or perform any covenant or agreement (within any applicable cure period) applicable to it contained in the Parent Undertaking Agreement, or the Parent Undertaking Agreement shall cease to be in effect or the Parent shall so assert in writing; or

                  (f) any material adverse change shall occur in the collectibility of the Receivables taken as a whole (other than as a result of the default of one or more Obligors on the payment thereof) or in the financial condition of the Transferor, the Parent, the Servicer or any Originator, or in the ability of any of them or any Originator to perform its obligations under any Transaction Document; or

                  (g) any Transaction Document shall cease to be in full force and effect; or

                  (h) (i) any Plan Event shall have occurred, (ii) the Transferor or any ERISA Affiliate shall have withdrawn from a Multiemployer Plan, or (iii) any Multiemployer Plan shall have been terminated or reorganized or become insolvent, and as a result of one or more such events the Transferor or any ERISA Affiliate has incurred or is reasonably expected to incur liability in excess of $500,000; or

                  (i) with respect to any Originator and the related Purchase Agreement, (i) any Plan Event (as defined in such Purchase Agreement) shall have occurred, (ii) such Originator or any ERISA Affiliate (as defined in such Purchase Agreement) shall have withdrawn from a Multiemployer Plan (as defined in such Purchase Agreement), or (iii) any such Multiemployer Plan shall have been terminated or reorganized or become insolvent, and as a result of one or more such events such Originator or any such ERISA Affiliate has incurred or is reasonably expected to incur liability in excess of $500,000; or

                  (j) the Parent shall cease to be the direct or indirect beneficial owner of at least 100% of the outstanding Voting Stock of the Transferor or the Servicer, or there shall occur a Change of Control with respect to the Parent; or

                  (k) the rating of the senior long-term debt obligations of the Parent by Moody's or Standard & Poor's shall fall below "B2" or "B", respectively or, if no such public ratings are available, in the sole judgment of any Managing Agent in accordance with its customary practices, the deemed equivalent of such ratings; or

                  (l) the Excess Spread Percentage for any three consecutive Due Periods is reduced to a rate of less than 1%; or

                  (m) the aggregate principal amount of the Class A Certificates shall not be paid in full on the Class A Expected Final Payment Date; or

                  (n) the failure on the part of a Hedge Provider to make a Hedge Payment, within five calendar days of the date on which such Hedge Payment is due; or

                  (o) the failure to maintain in full force and effect at all times Swaps and Caps having a combined aggregate notional amount of at least the outstanding Class A Invested Amount, with a Hedge Provider, the short term debt obligations of each of which are rated at least "A-1+" by Standard & Poor's and "P-1" by Moody's, provided that if, on any date, any such ratings fall below "A-1+" or "P-1," as the case may be, such Hedge Agreement shall be replaced with a Replacement Hedge Agreement with a Replacement Hedge Provider, the short term debt obligations of which are rated at least "A-1+" by Standard & Poor's and "P-1" by Moody's, within 30 calendar days of such date; or

                  (p) the Subordinated Transferor Invested Amount is less than 14% of the Series Invested Amount; or

                  (q) the Net Loss Percentage for any three consecutive Due Periods exceeds 8%;

                  (r) the Dilution Ratio for any three consecutive Due Periods exceeds 6%;

                  (s) the Monthly Payment Rate for any three consecutive Due Periods is less than 12%; or

                  (t) the Transferor Percentage shall at any time be less than 5%, and such deficiency shall remain uncured for more than one (1) Business Day then, if a Trust Early Amortization Event pursuant to Section 9.01(d) or (f) of the Pooling and Servicing Agreement shall have occurred, a "Series Early Amortization Event" shall occur without any notice, demand, protest or other requirement of any kind immediately upon the occurrence of such event, and, if any of the other events set forth in any of the paragraphs above shall have occurred, either the Trustee or the Program Agent (unless otherwise directed by a Majority in Interest of Series 2000-1 Certificateholders) or a Majority in Interest of Series 2000-1 Certificateholders, by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by such Majority in Interest), may declare (provided that such Series Early Amortization Event shall not have been remedied) that a "Series Early Amortization Event" has occurred as of the date of such notice.

                 Section 6.02. TRUSTEE'S MONITORING OBLIGATIONS. The Trustee shall examine each Monthly Servicer's Report delivered thereunder for positive indications that an Early Amortization Event may have occurred pursuant to clause (i) of Section 9.01 of the Pooling and Servicing Agreement or clauses
(l), (m), (p), (q), (r), (s) or (t) of Section 6.01 hereof and shall notify the Program Agent if such an Early Amortization Event is indicated.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  Section 7.01. REASSIGNMENT AND TRANSFER TERMS. The Investor Certificates shall be subject to retransfer to the Transferor at its option, in accordance with the terms specified in Section 12.02(a) of the Pooling and Servicing Agreement, on any Distribution Date on or after the Distribution Date on which the Series Invested Amount is less than or equal to 15% of the Initial Series Invested Amount. The deposit required in connection with any such repurchase shall be equal to the sum of (x) the Series Invested Amount PLUS (y) all accrued and unpaid interest on the Investor Certificates PLUS (z) all accrued and unpaid amounts owing in respect of the fees set forth in the Fee Letter and all other accrued costs and expenses owing to any of the Beneficiaries under any of the Transaction Documents, in each case through the day preceding the Distribution Date on which the repurchase occurs.

                  Section 7.02. ASSIGNMENT BY CONDUIT PURCHASERS OR COMMITTED PURCHASERS. The Transferor and the Servicer agree to execute or obtain such other documentation as may be reasonably requested by the Conduit Purchasers or the Committed Purchasers in order to effectuate any assignment under Section
6.01 of the Certificate Purchase Agreement.

                  Section 7.03. NO ASSIGNABILITY BY TRANSFEROR AND SERVICER; TRANSFEROR'S LIABILITY. Neither the Servicer nor the Transferor may assign any of its rights and obligations hereunder or any interest herein (including any Subordinated Transferor Certificate) without the prior written consent of the Managing Agents. Any such assignment shall be subject to the limitation on the number of beneficial owners of the Trust set forth in Section 7.06.

                  Section 7.04. RATIFICATION OF POOLING AND SERVICING AGREEMENT. As supplemented by this Supplement, the Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

                  Section 7.05. AMENDMENTS. All amendments to this Series 2000-1 Supplement shall be made in accordance with the provisions of the Pooling and Servicing Agreement. In addition, no amendments may be made to this Series 2000-1 Supplement the effect of which would be to (i) change the Class A Monthly Interest, Subordinated Transferor Monthly Interest, Excess Spread Percentage, Net Loss Percentage, Dilution Ratio, Revolving Period, the Series 2000-1 Monthly Trustee's Fee, the Series 2000-1 Monthly Program Fees, Reserve Account Required Balance or Series Early Amortization Events, (ii) reduce in any manner the amount of, or delay the timing of, distributions to be made to any Series 2000-1 Certificateholder or allocations or deposits of amounts to be so distributed,
(iii) cause any adverse tax effect (taking into account any offsetting non-tax benefit therefrom) for any Series 2000-1 Certificateholder or (iv) adversely affect in any material respect the interests of any Series 2000-1 Certificateholder, in each case unless a Series 2000-1 Majority in Interest and, in the case of clause (iii), each affected Series 2000-1 Certificateholder, has consented in writing.

                  Section 7.06. NO OBLIGATIONS UNDER SWAP AGREEMENT. The parties hereto hereby agree that no Beneficiary will have any obligations, duties or other liabilities under or in connection with the Hedge Agreement.

                  Section 7.07. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Supplement.

                  Section 7.08. GOVERNING LAW. ETC.

                  (a) GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (b) JURISDICTION.

                           (i) Each of the parties hereto hereby irrevocably and
                  unconditionally submits, for itself and its property, to the nonexclusive general jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Supplement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Supplement or any of the other Transaction Documents in the courts of any jurisdiction.

                           (ii) Each of the parties hereto irrevocably and
                  unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Supplement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) CONSENT TO SERVICE OF PROCESS. Each party to this Supplement irrevocably consents to service of process by personal delivery, certified mail, postage prepaid or overnight courier. Nothing in this Supplement will affect the right of any party to this Supplement to serve process in any other manner permitted by law.

                  (d) WAIVER OF JURY TRIAL. Each party to this Supplement waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to this Supplement, any other Transaction Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto and the parties to the Certificate Purchase Agreement or any other relationship existing in connection with this Supplement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  Section 7.09. NO PETITION.

                  (a) The Transferor, the Servicer and the Trustee, by entering into this Supplement and each Series 2000-1 Certificateholder, by accepting a Series 2000-1 Certificate, hereby covenant and agree that they will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Supplement or any other Transaction Document.

                  (b) The Servicer and the Trustee, by entering into this Supplement and each Series 2000-1 Certificateholder, by accepting a Series 2000-1 Certificate, hereby covenant and agree that they will not at any time institute against the Transferor, or join in any institution against the Transferor of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Supplement or any other Transaction Document.

                  (c) The Transferor, the Servicer and the Trustee, by entering into this Supplement and each Series 2000-1 Certificateholder, by accepting a Series 2000-1 Certificate, hereby covenant and agree that they will not at any time institute against a Certificateholder that is a Conduit Purchaser (including any Conduit Purchaser in its capacity as a Committed Purchaser), or join in any institution against any Certificateholder that is a Conduit Purchaser (including any Conduit Purchaser in its capacity as a Committed Purchaser) of, any bankruptcy proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Investor Certificates, this Supplement or any other Transaction Document.

         IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Series 2000-1 Supplement to be duly executed by their respective officers as of the day and year first above written.

                                          THE EL-BEE RECEIVABLES CORPORATION

                                          By: /s/ Scott J. Davido
                                             -----------------------------------
                                               Name:  Scott J. Davido
                                               Title: President


                                          THE EL-BEE CHARGIT CORP.

                                          By: /s/ Scott J. Davido
                                             -----------------------------------
                                               Name:  Scott J. Davido
                                               Title: Senior Vice President,
                                                       Treasurer and Secretary

                                          BANKERS TRUST COMPANY,
                                          not in its individual capacity
                                          but solely as Trustee



                                          By:  /s/ Louis Bodi
                                             -----------------------------------
                                               Name:  Louis Bodi
                                               Title: Vice President

                                                                     EXHIBIT A-1

                           FORM OF CLASS A CERTIFICATE

                              ----------- --, ----

REGISTERED                                            Variable Principal Amount*

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                                           Certificate No. _____

                                  SERIES 2000-1

                        CLASS A FLOATING RATE CERTIFICATE

                         THIS CERTIFICATE REPRESENTS AN

                   UNDIVIDED INTEREST IN CERTAIN ASSETS OF THE

                           ELDER-BEERMAN MASTER TRUST

the corpus of which consists primarily of certain receivables generated from time to time by The Elder-Beerman Stores Corp. (the "COMPANY") which are then purchased by The El-Bee Chargit Corp. ("CHARGIT") (together, the "ORIGINATORS") and then purchased by The El-Bee Receivables Corporation (the "TRANSFEROR"), from the Originators, which in turn transfers and assigns such receivables to The Elder-Beerman Master Trust pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, Chargit, as Servicer, and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined). This Certificate (a "CLASS A CERTIFICATE") does not represent a recourse obligation, and is not guaranteed by, the Transferor, the Company, Chargit or any Affiliate of any of them.

                  This certifies that ______________________ (the "CLASS A CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of The Elder-Beerman Master Trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement. Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual


--------
* Denominations of $5,000,000 and multiples of $1,000 in excess thereof.


                                     A-1-1
or facsimile signature, this Class A Certificate shall not be entitled to any benefit under the Transaction Documents or be valid for any purpose.

                  Each purchaser, by its purchase of this Class A Certificate, represents, acknowledges and agrees that: (1) it is purchasing "restricted" securities which have not been and will not be registered under the Securities Act; (2) if it should decide to dispose of any of such securities, it will not offer, sell, transfer, pledge, hypothecate or otherwise dispose of any of such securities except, (A) pursuant to Rule 144A under the Securities Act, (B) to a sophisticated institutional investor that is an "accredited investor" (within the meaning of Rule 501(a) (1), (2), (3) or (7) under the Securities Act) in a transaction not involving any general solicitation or advertising as evidenced by a certificate of the proposed transferor thereof delivered to the Trustee (in the form attached hereto) or (C) pursuant to any other exemption from the registration requirements of such Securities Act in each case in accordance with any applicable state laws governing the offer or sale of securities; and (3) for federal, state and local income and franchise tax law purposes, this Class A Certificate is intended to be indebtedness of the Transferor secured by the Receivables and the purchaser shall treat and report this Class A Certificate as indebtedness of the Transferor for such purposes.

                  The corpus of the Trust consists of (i) a portfolio of Receivables arising in connection with the Accounts identified under the Pooling and Servicing Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Collection Accounts and any other account or accounts held for the benefit of the Certificateholders and (iv) all other assets and interests constituting the Trust Assets.

                  This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Transaction Documents, to which Transaction Documents the Class A Certificateholder, by virtue of its acceptance hereof, assents and is bound.

                  Although a summary of certain provisions of the Transaction Documents is et forth below, this Class A Certificate does not purport to summarize the Transaction Documents and is qualified in its entirety by the terms and provisions of the Transaction Documents and reference is made to the Transaction Documents for information with respect to the interests rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the Transaction Documents. A copy of the Transaction Documents may be requested by writing to the Trustee at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance, at the expense of the Transferor.

                  The Series 2000-1 Certificates are issued in two Classes, the Class A Certificates (of which this Class A Certificate is one) and the Subordinated Transferor Certificate, which is subordinated to the Class A Certificates as described in the Transaction Documents. In addition to the Series 2000-1 Certificates, the Transferor will issue an Exchangeable Transferor Certificate pursuant to the Transaction Documents, which will represent a fractional undivided interest in the Trust.


                                     A-1-2

                  The Class A Certificates collectively represent a fractional undivided interest in the Trust and the right to receive Collections and other amounts, to the extent necessary to make the required payments with respect to the Class A Certificates, at the times and in the amounts specified in the Transaction Documents from time to time.

                  The Class A Invested Amount with respect to any date will be determined as set forth in the Series 2000-1 Supplement. The Class A Invested Amount and the amount of any Increases and distributions of principal to the Class A Certificateholders shall be recorded on the Certificate Register.

                  Interest on the unpaid Class A Invested Amount outstanding from time to time shall accrue at a rate per annum equal to the Class A Certificate Rate in effect from time to time applicable to this Class A Certificate and shall become due on the dates specified in the Transaction Documents for distributions of amounts on account of such interest until the Class A Invested Amount shall have been reduced to zero. Interest with respect to the Class A Certificates shall be distributed to the Class A Certificateholders on each Distribution Date. Payment of any installment of interest on Class A Certificates will be made or caused to be made by the Trustee to the person in whose name such Class A Certificate is registered at the close of business on the Record Date. Payment of such interest will be made by wire transfer to a designated account maintained by the Class A Certificateholder; provided that such Class A Certificateholder has provided the Trustee with the wire transfer designation, in writing, received by the Trustee on or prior to the relevant Record Date. In the absence of such timely wire transfer instructions, payment will be made by check to the address of record of the Class A Certificateholder.

                  Payment of principal in reduction of this Class A Certificates will be made by wire transfer to a designated account maintained by the Class A Certificateholder. The final distribution on a Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of a Class A Certificate at the Corporate Trust Office of the Trustee.

                  The Class A Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Company or any Affiliate of any of them. This Class A Certificate is limited in right of payment to certain Collections of the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Transaction Documents.

                  The Class A Certificates are only issuable in registered form without coupons in denominations of $5,000,000 and integral multiples of $1,000 in excess thereof. Class A Certificates are transferable upon surrender of the Class A Certificate, and any other required documents, to an office of the Trustee, where newly executed and authenticated Class A Certificates in the name of the designated transferee will be delivered.

                  As provided in the Transaction Documents and subject to certain limitations therein set forth, this Class A Certificate is exchangeable for new Class A Certificates of the same Series evidencing a like aggregate fractional undivided interest in the Trust, as requested



                                     A-1-3
by the Class A Certificateholder surrendering this Class A Certificate. No service charge will be imposed for any such transfer or exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  This Class A Certificate shall be construed in accordance with and governed by the laws of the State of New York.

                  IN WITNESS WHEREOF, the Transferor has caused this Class A Certificate to be duly executed.

                                            THE EL-BEE RECEIVABLES CORPORATION



                                            By:
                                                 -------------------------------
                                                   Name:
                                                   Title:




                                     A-1-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Class A Certificates described in the within-mentioned Pooling and Servicing Agreement.

                                                     Dated: ______  __, ___


BANKERS TRUST COMPANY,
    not in its individual capacity but
    solely as Trustee

By:                                 OR
    --------------------------           ---------------------------------------
      Authorized Signer                  as Authenticating Agent for the Trustee


                                         By:
                                             -----------------------------------
                                             Authorized Signer

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned Certificateholder hereby sell(s),assign(s) and transfer(s) unto ____________, whose taxpayer identification number is __________, and whose address, including postal zip code, is ________, the within Security capitalized terms used herein and not otherwise defined herein are used herein as defined therein) and all rights thereunder, hereby irrevocably constituting and appointing ______________________ attorney-in-fact to transfer said Security on the books of the Trustee with full power of substitution in the premises.

                  In connection with the transfer of this security, the undersigned holder certifies that:

                                   [CHECK ONE]

[ ]     (A)    This security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with the exemption from registration under the Securities Act provided by Rule 144A.

[ ]     (B)    This Security is being transferred to a sophisticated
               institutional investor which is an "accredited investor" (within the meaning of Rule 501(a) (1) (2), (3) or (7) under the Securities Act) in a transaction not involving any general solicitation or advertising.

[ ]     (C)    This Security is being transferred in compliance with another exemption from registration under the Securities Act.

Dated:                                          Name:
       ----------------------                         --------------------------
                                                By:
                                                      --------------------------
                                                Title:
                                                      --------------------------

                                                NOTICE: The signature of the
                                                holder of this assignment must
                                                correspond with the name as
                                                written upon the face of the
                                                within instrument in every
                                                particular, without any change
                                                whatsoever.

* If Box C is checked, the Trustee shall receive from the proposed transferee, prior to the Trustee being required to effect the transfer of this Security, a written opinion of counsel stating that such transfer is exempt from the registration requirements of the Securities Act and the basis therefor.

                              SIGNATURE GUARANTEED

                       ---------------------------------

IF NONE OF THE FOREGOING BOXES IS CHECKED, THE TRUSTEE SHALL NOT BE OBLIGATED TO REGISTER THIS SECURITY IN THE NAME OF ANY PERSON OTHER THAN THE HOLDER HEREOF UNLESS AND UNTIL THE CONDITIONS TO ANY SUCH TRANSFER OF REGISTRATION SET FORTH HEREIN, ON THE FACE HEREOF AND IN THE TRANSACTION DOCUMENTS, SHALL HAVE BEEN SATISFIED.

                                                                     EXHIBIT A-2

                   FORM OF SUBORDINATED TRANSFEROR CERTIFICATE

                                -------- ---, --

REGISTERED                                         Variable Principal Amount* *


                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT'), AND MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                                                           Certificate No. _____

                                  SERIES 2000-1

                SUBORDINATED TRANSFEROR FLOATING RATE CERTIFICATE

                         THIS CERTIFICATE REPRESENTS AN
                   UNDIVIDED INTEREST IN CERTAIN ASSETS OF THE

                           ELDER-BEERMAN MASTER TRUST

the corpus of which consists primarily of certain receivables generated from time to time by The Elder-Beerman Stores Corp. (the "COMPANY") which are then purchased by The El-Bee Chargit Corp. ("CHARGIT") (together, the "ORIGINATORS") and then purchased by The El-Bee Receivables Corporation (the "TRANSFEROR"), from the Originators, which in turn transfers and assigns such receivables to The Elder-Beerman Master Trust pursuant to the Pooling and Servicing Agreement, dated as of December 30, 1997, among the Transferor, Chargit, as Servicer, and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"; capitalized terms used herein and not otherwise defined herein are used herein as therein defined). This Certificate (the "SUBORDINATED TRANSFEROR CERTIFICATE") does not represent a recourse obligation, and is not guaranteed by, the Transferor, the Company, Chargit or any Affiliate of any of them.

                  This certifies that _______________________ (the "SUBORDINATED TRANSFEROR CERTIFICATEHOLDER") is the registered owner of a fractional undivided interest in the assets of The Elder-Beerman Master Trust (the "TRUST") created pursuant to the Pooling and Servicing Agreement. Unless the certificate of authentication hereon has been executed by or on behalf of


---------------------
*

                                     A-2-1
the Trustee by manual or facsimile signature, this Subordinated Transferor Certificate shall not be entitled to any benefit under the Transaction Documents or be valid for any purpose.

                  This Subordinated Transferor Certificate is not transferable or assignable.

                  The corpus of the Trust consists of (i) a portfolio of Receivables arising in connection with Accounts identified under the Pooling and Servicing Agreement from time to time, (ii) funds collected or to be collected from Obligors in respect of the Receivables, (iii) all funds which are from time to time on deposit in the Concentration Account, the Collection Accounts and any other account or accounts held for the benefit of the Certificateholders and
(iv) all other assets and interests constituting the Trust Assets.

                  This Subordinated Transferor Certificate is issued under and is subject to the terms, provisions and conditions of the Transaction Documents, to which Transaction Documents the Subordinated Transferor Certificateholder, by virtue of the acceptance hereof, assents and is bound.

                  Although a summary of certain provisions of the Transaction Documents is set forth below, this Subordinated Transferor Certificate does not purport to summarize the Transaction Documents and is qualified in its entirety by the terms and provisions of the Transaction Documents and reference is made to the Transaction Documents for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee, the Servicer and the other parties bound by the Transaction Documents. A copy of the Transaction Documents may be requested by writing to the Trustee, at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance, at the expense of the Transferor.

                  The Series 2000-1 Certificates are issued in three Classes, the Class A Certificates and the Subordinated Transferor Certificate, which is subordinated to the Class A Certificates as described in the Transaction Documents. In addition to the Series 2000-1 Certificates, the Transferor will issue an Exchangeable Transferor Certificate pursuant to the Transaction Documents, which will represent a fractional undivided interest in the Trust.

                  The Subordinated Transferor Certificate collectively represent a fractional undivided interest in the Trust and the right to receive Collections and other amounts, to the extent necessary to make the required payments with respect to the Subordinated Transferor Certificate, at the times and in the amounts specified in the Transaction Documents from time to time.

                  The Subordinated Transferor Invested Amount with respect to any date will be determined as set forth in the Series 2000-1 Supplement. The Subordinated Transferor Invested Amount and the amount of any distributions of principal to the Subordinated Transferor Certificateholder shall be recorded on the Certificate Register.



                                     A-2-2

                  Interest on the unpaid Subordinated Transferor Invested Amount outstanding from time to time shall accrue at a rate per annum equal to the Subordinated Transferor Certificate Rate in effect from time to time applicable to this Subordinated Transferor Certificate and shall become due on the dates specified in the Transaction Documents for distributions of amounts on account of such interest until the Subordinated Transferor Invested Amount shall have been reduced to zero. Interest with respect to the Subordinated Transferor Certificate shall be distributed to the Subordinated Transferor Certificateholder in accordance with the Transaction Documents. Payment of any installment of interest on Subordinated Transferor Certificate will be made or caused to be made by the Trustee to the Subordinated Transferor Certificateholder. Payment of such interest will be made by wire transfer to a designated account maintained by the Subordinated Transferor Certificateholder; PROVIDED that the Subordinated Transferor Certificateholder has provided the Trustee with the wire transfer designation, in writing, received by the Trustee on or prior to the relevant Record Date. In the absence of such timely wire transfer instructions, payment will be made by check to the address of record of the Subordinated Transferor Certificateholder.

                  Payment of principal in reduction of Subordinated Transferor Certificate will be made by wire transfer to a designated account maintained by the Subordinated Transferor Certificateholder. The final distribution on a Subordinated Transferor Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of a Subordinated Transferor Certificate at the Corporate Trust Office of the Trustee.

                  The Subordinated Transferor Certificate does not represent an obligation of, or an interest in, the Transferor, the Servicer, the Company or any Affiliate of any of them. This Subordinated Transferor Certificate is limited in right of payment to certain Collections of the Receivables (and certain other amounts), all as more specifically set forth hereinabove and in the Transaction Documents.

                  As provided in the Transaction Documents and subject to certain limitations therein set forth, this Subordinated Transferor Certificate is exchangeable for a new Subordinated Transferor Certificate of the same Series evidencing a like aggregate fractional undivided interest in the Trust, as requested by the Subordinated Transferor Certificateholder surrendering this Subordinated Transferor Certificate. No service charge will be imposed for any such transfer or exchange, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  This Subordinated Transferor Certificate shall be construed in accordance with and governed by the laws of the State of New York.



                                     A-2-3

                  IN WITNESS WHEREOF, the Transferor has caused this Subordinated Transferor Certificate to be duly executed.

                                          THE EL-BEE RECEIVABLES CORPORATION



                                          By:
                                               ---------------------------------
                                                Name:
                                                Title:



                                     A-2-4

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is the Subordinated Transferor Certificate described in the within-mentioned Pooling and Servicing Agreement.

                                                    Dated:   _________  ___, ___


BANKERS TRUST COMPANY,
    not in its individual capacity but
    solely as Trustee

By:                                 OR
    ------------------------             ---------------------------------------
      Authorized Signer                  as Authenticating Agent for the Trustee


                                         By:
                                             -----------------------------------
                                                      Authorized Signer